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                                                                    Exhibit 10.2

                               FIRST AMENDMENT TO

                         AGREEMENT ON TRANSFER OF SHARES

                                       IN

                          ABLE NEW ENERGY CO., LIMITED

                                       BY

                            ULTRALIFE BATTERIES, INC.

                                       AND

                                 (HUANG DEYONG)

                                 (LI XIAOCHUN)

                                  (ZHU DEHONG)

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             First Amendment to the Agreement on Transfer of Shares

             FIRST AMENDMENT TO THE AGREEMENT ON TRANSFER OF SHARES

This First Amendment to the Agreement on Transfer of Shares (this "Amendment") is made on this ____ day of __________ 2006 by and between:

ULTRALIFE BATTERIES, INC. (hereinafter referred to as the "PURCHASER"), a corporation organised and existing under the laws of the State of Delaware and having its principal office at 2000 Technology Parkway, Newark, New York 14513, US.

and

(Huang Deyong, hereinafter referred to as "MR.HUANG"), a Chinese citizen whose ID number is 230103670711321 and having domicile at B-7E, Huifangyuan, Xuefu Road, Nanshan District, Shenzhen, Guangdong, China;

(Li Xiaochun, hereinafter referred to as "MR.LI"), a Chinese citizen whose ID number is 110105197004075339 and having domicile at 8E, Building 2, Xiandaicheng Huating, Chuangye Road, Nanshan District, Shenzhen, Guangdong, China;

(Zhu Dehong, hereinafter referred to as "MR.ZHU"), a Chinese citizen whose ID number is 522101197204236013 and having domicile at B-7C, Qingchun Jiayuan, No. 205, Nanhai Road, Nanshan District, Shenzhen, Guangdong, China.

Mr. Huang, Mr. Li and Mr. Zhu hereinafter may be referred to collectively as the "SELLERS" or individually as the "SELLER". The Purchaser and the Sellers may be collectively referred to as the "PARTIES" or individually as a "PARTY".

                                    PREAMBLE

WHEREAS on January 25th 2006, the Parties entered into the Agreement on Transfer of Shares (hereinafter referred to as the "STA") for the transfer of the entire issued shares in Able New Energy Co., Limited;

WHEREAS the Parties agree that certain provisions of the STA requires for clarification and amendment and intend to amend the STA pursuant to the terms and conditions of this Amendment;

ACCORDINGLY the Parties hereby agree to this Amendment which shall become effective as of the date hereof. Subject to the amendments expressly set out herein, all terms and conditions of the STA shall continue to be valid and effective.


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             First Amendment to the Agreement on Transfer of Shares

ARTICLE 1

Unless the terms or context of this Amendment otherwise provide, the terms herein shall bear the same meaning as defined in the STA.

ARTICLE 2

The following article shall be inserted after Article 11.6 of the STA and become
Article 11.7 thereof, with the original Article 11.7 accordingly numbered as
Article 11.8.

"11.7 In the event that the Closing takes place pursuant to Article 4.1 hereof by the Condition Fulfilment Deadline, except for the reimbursement for the Approved Expenses that have been waived in writing by the Purchaser for the reason that such Approved Expenses are for its benefit and convenience, the total amount of the reimbursement for the Approved Expenses that the Sellers have received from the Escrow Agent pursuant to this Article by the Date of Closing shall be credited to the part of Purchase Price payable to the Sellers pursuant to Article 3.3(i) hereof. Accordingly, such reduced sum of Purchase Price shall be payable to the Sellers pro rata to their shareholding ratio at the Closing within thirty (30) days of the Closing Date."

IN WITNESS WHEREOF, each Party hereto has caused this First Amendment to the Agreement on Transfer of Shares to be executed by its authorised representatives:

Shenzhen, Guangdong Province, [date], 2006

By: ULTRALIFE BATTERIES, INC.


/s/ Philip M. Meek
--------------------------------------
Authorized Representative:


By: (HUANG DEYONG)


/s/ Huang Deyong
-------------------------------------


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             First Amendment to the Agreement on Transfer of Shares

By: (LI XIAOCHUN)


/s/ Li Xiaochun
-------------------------------------


By: (ZHU DEHONG)


/s/ Zhu Dehong
-------------------------------------


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